Exhibit 10.1
FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of September 28, 2023 (the "Fifth Amendment Closing Date"), is by and among INSPERITY, INC., a Delaware corporation ("Borrower"), each of the financial institutions which is or may from time to time become a party to the Agreement (hereinafter defined) (collectively, "Lenders", and each a "Lender"), and ZIONS BANCORPORATION, N.A. dba AMEGY BANK, a national banking association, as agent for Lenders ("Agent").
RECITALS:
A.    Borrower, Agent and Lenders entered into that certain Amended and Restated Credit Agreement dated as of February 6, 2018, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of September 13, 2019, that certain Second Amendment to Amended and Restated Credit Agreement dated as of March 9, 2021, that certain Third Amendment to Amended and Restated Credit Agreement dated as of April 28, 2021, and that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of June 30, 2022 (as amended, the "Agreement").
B.    Pursuant to the Agreement, INSPERITY HOLDINGS, INC., a Delaware corporation, ADMINISTAFF COMPANIES, INC., a Delaware corporation, ADMINISTAFF PARTNERSHIPS HOLDING, INC., a Delaware corporation ("Administaff Partnerships Inc."), ADMINISTAFF PARTNERSHIPS HOLDING II, INC., a Delaware corporation, ADMINISTAFF PARTNERSHIPS HOLDING III, INC., a Delaware corporation, INSPERITY BUSINESS SERVICES, L.P., a Delaware limited partnership, INSPERITY EMPLOYMENT SCREENING, L.L.C., a Delaware limited liability company, INSPERITY ENTERPRISES, INC., a Texas corporation, INSPERITY EXPENSE MANAGEMENT, INC., a California corporation, INSPERITY GP, INC., a Delaware corporation, INSPERITY INSURANCE SERVICES, L.L.C., a Delaware limited liability company, INSPERITY PAYROLL SERVICES, L.L.C., a Delaware limited liability company, INSPERITY PEO SERVICES, L.P., a Delaware limited partnership, INSPERITY RETIREMENT SERVICES, L.P., a Delaware limited partnership, INSPERITY SERVICES, L.P., a Delaware limited partnership, and INSPERITY SUPPORT SERVICES, L.P., a Delaware limited partnership (collectively, "Guarantors"), executed that certain Amended and Restated Guaranty Agreement dated as of February 6, 2018 (the "Guaranty Agreement"), pursuant to which Guarantors guaranteed to Agent, for the ratable benefit of Agent, Issuing Bank and Lenders, the payment and performance of the Guaranteed Indebtedness (as therein defined).
C.    Zions Bancorporation, N.A. dba Amegy Bank, Bank of America, N.A., Wells Fargo Bank, N.A., PNC Capital Markets LLC, and U.S. Bank National Association have been appointed Joint Lead Arrangers for the credit facilities described in the Agreement.
D.    Zions Bancorporation, N.A. dba Amegy Bank, Bank of America, N.A., Wells Fargo Bank, N.A., PNC Bank, National Association, and U.S. Bank National Association have been appointed Co-Syndication Agents for the credit facilities described in the Agreement.
E.    Borrower, Agent and Lenders now desire to amend the Agreement as herein set forth.
NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
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ARTICLE I.
Definitions
Section 1.1    Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the meanings given to such terms in the Agreement, as amended hereby.
ARTICLE II.
Amendments
Section 2.1    Amendments to Certain Definitions. Effective as of the Fifth Amendment Closing Date, (a) the definition of each of the following terms contained in Section 1.1 of the Agreement is amended to read in its respective entirety as follows:
"EBITDA" means for Borrower and its Subsidiaries, on a consolidated basis for any period, the sum of (a) Operating Income for such period, plus (b) depreciation and amortization for such period, plus (c) non-cash stock based compensation expense for such period, plus (d) Interest Income for such period, plus (e) extraordinary or non-recurring expenses or charges, in an aggregate amount not to exceed $10,000,000.00 during any consecutive four (4) quarter period, plus (f) any non-cash write-off for impairment of long lived assets (including goodwill, intangible assets and fixed assets such as property, plant and equipment), or of deferred financing fees or investments in debt and equity securities during such period, plus (g) any non-cash impact of accounting changes or restatements during such period, plus (h) amortization of expenses associated with prepaid software-as-a-service (SaaS) product implementations during such period, plus (i) transaction costs and synergies approved by Agent for such period; provided, however, that the amounts of each of the items set forth in the clauses above shall include, for the first twelve (12) months after any Acquisition, the actual historical amounts of such items for any Person which is acquired by Borrower or any Subsidiary in such Acquisition.
"Proprietary Accounts" shall mean all the depository accounts of Borrower and its Subsidiaries which are not (a) used to hold client, "worksite" employee, or "corporate" employee related payroll, payroll tax, benefits, or other payroll withholding funds, or (b) Collateral Trust Accounts. The Proprietary Accounts of Borrower and its Subsidiaries as of the date of each No Default Certificate are listed on such No Default Certificate.
(b)    the following definitions shall be added to Section 1.1 of the Agreement in proper alphabetical order:
"Collateral Trust Accounts" means the depository accounts that only hold funds for payment of workers' compensation claims pursuant to arrangements with the beneficiaries of the Collateral Trust Agreement.
"Collateral Trust Agreement" means that certain Collateral Trust Agreement dated as of October 1, 2023

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, among the Bermuda Subsidiary, as grantor, ACE American Insurance Company, as beneficiary, and Wilmington Trust, N.A., as trustee.
Section 2.2    Amendment to Section 8.2. Effective as of the Fifth Amendment Closing Date, subsection (g) contained in Section 8.2 of the Agreement is amended to read in its entirety as follows:
(g) Liens consisting of pledges or deposits (i) of Collateral Trust Accounts only to secure obligations to the insurance company beneficiaries of the Collateral Trust Agreement for payment of workers' compensation claims, or (ii) in the ordinary course of business in connection with (without duplication) workers' compensation, unemployment insurance or other social security, old age pension or public liability obligations, and
Section 2.3    Addition of Section 8.19. Effective as of the Fifth Amendment Closing Date, Section 8.19 shall be added to the Agreement and shall read in its entirety as follows:
Section 8.19    Deposits in Collateral Trust Accounts. Neither Borrower nor any Subsidiary shall deposit or hold any funds or other amounts in the Collateral Trust Accounts, except that Bermuda Subsidiary may hold funds in the Collateral Trust Accounts pursuant to the Collateral Trust Agreement for payment of workers' compensation claims as required by the insurance company beneficiaries of the Collateral Trust Agreement.
Section 2.4    Amendment to Exhibits. Effective as of the Fifth Amendment Closing Date, Exhibit "D" (No Default Certificate) to the Agreement is amended to conform in its entirety to Annex "A" to this Amendment.
ARTICLE III.
Condition Precedent
Section 3.1    Conditions. The effectiveness of this Amendment is subject to the receipt by Agent of the following in form and substance satisfactory to Agent:
(a)    Certificates - Borrower.
(i)    A certificate of the Secretary or Assistant Secretary of Borrower (or another officer of Borrower acceptable to Agent) certifying (A) resolutions of the board of directors of Borrower which authorize the execution, delivery and performance by Borrower of this Amendment and the other Loan Documents to which Borrower is or is to be a party in connection herewith, and (B) the names of the officers of Borrower authorized to sign this Amendment and each of the other Loan Documents to which Borrower is or is to be a party as of the date of this Amendment, together with specimen signatures of such officers.
(ii)    A certificate of the Chief Financial Officer of Borrower certifying (A) that all representations and warranties in this Amendment and the other Loan Documents are true and correct as of the Fifth Amendment Closing Date, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties are true and correct as of such earlier date, (B) that no Event of

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Default or Unmatured Event of Default has occurred and is continuing, (C) that no Material Adverse Effect has occurred since December 31, 2021, and (D) that no event has occurred and no condition exists which could reasonably be expected to have a Material Adverse Effect.
(b)    Governmental Certificates. Certificates issued by the appropriate government officials of the state of incorporation or organization, as applicable, of Borrower and each Guarantor as to the existence and good standing of Borrower and such Guarantor in such state.
(c)    Fees and Expenses. Evidence that the costs and expenses (including reasonable attorneys' fees) referred to in Section 12.1 of the Agreement, to the extent invoiced prior to the closing of this Amendment, have been paid in full by Borrower.
Section 3.2    Additional Conditions. The effectiveness of this Amendment is also subject to the satisfaction of the additional conditions precedent that (a) the representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the Fifth Amendment Closing Date as if made on the Fifth Amendment Closing Date, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall continue to be true and correct as of such earlier date, and (b) no Event of Default or Unmatured Event of Default shall have occurred and be continuing.
ARTICLE IV.
Ratifications, Representations, and Warranties
Section 4.1    Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, Agent and Lenders agree that the Agreement as amended hereby, and the other Loan Documents shall continue to be the legal, valid and binding obligation of such Persons enforceable against such Persons in accordance with its terms.
Section 4.2    Representations and Warranties. Borrower hereby represents and warrants to Agent and Lenders that (a) the execution, delivery, and performance of this Amendment and any and all other Loan Documents executed or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Organizational Documents of Borrower, (b) the representations and warranties contained in the Agreement as amended hereby, and all other Loan Documents are true and correct on and as of the Fifth Amendment Closing Date as though made on and as of the Fifth Amendment Closing Date, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall continue to be true and correct as of such earlier date, (c) no Event of Default or Unmatured Event of Default has occurred and is continuing, (d) Borrower is indebted to Lenders pursuant to the terms of the Notes, as the same may have been increased, renewed, modified, extended, or rearranged, including, without limitation, any increases, renewals, modifications, and extensions made pursuant to this Amendment, (e) the liens, security interests, encumbrances and assignments created and evidenced by the Loan Documents are, respectively, valid and subsisting liens, security interests,

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encumbrances and assignments and secure the Notes, as the same may have been increased, renewed, modified, extended, or rearranged, including, without limitation, any increases, renewals, modifications, and extensions made pursuant to this Amendment, and (f) to the knowledge of the Authorized Representatives and Financial Officers of Borrower, Borrower has no claims, credits, offsets, defenses or counterclaims arising from the Loan Documents or Agent's or any Lender's performance under the Loan Documents. Borrower hereby represents and warrants to Agent and Lenders that this Amendment and all Loan Documents executed in connection herewith have not been executed in the state of Florida.
ARTICLE V.
Consent and Agreement to Redomestication of Bermuda Subsidiary
Section 5.1    Consent and Agreement. (a) Borrower has requested that, in connection with the planned redomestication of the Bermuda Subsidiary from a Bermuda exempted company to a Texas corporation (the "Redomestication of Bermuda Subsidiary"), Agent and Lenders consent to the Redomestication of Bermuda Subsidiary.
(b)    In connection with the Redomestication of Bermuda Subsidiary, upon the consummation thereof, the Bermuda Subsidiary will be a Domestic Subsidiary and the Agreement requires such Subsidiary to comply with Section 8.4(a) of the Agreement. Borrower has requested that Agent and Lenders agree to exclude the Bermuda Subsidiary as a Guarantor under the Agreement and waive the requirement to comply with Section 8.4(a) of the Agreement with respect to such Subsidiary.
(c)    Effective as of the Fifth Amendment Closing Date, Agent and Lenders hereby consent to the Redomestication of Bermuda Subsidiary.
(d)    Upon the consummation of the Redomestication of Bermuda Subsidiary, Agent and Lenders agree that, upon Agent's receipt of the items set forth immediately below (the date on which Agent receives all such items herein called the "Receipt Date"), the Bermuda Subsidiary is excluded as a Guarantor under the Agreement and Agent and Lenders waive the requirement to comply with Section 8.4(a) of the Agreement with respect to such Subsidiary.
(e)    The agreements and waivers set forth in clause (d) are subject to the following terms and conditions:
(i)    Receipt by Agent, in form and substance acceptable to Agent, of:
(A)    evidence that the Redomestication of Bermuda Subsidiary has occurred;
(B)    copies of the governmental certificates of Bermuda Subsidiary as to the existence and active standing of Bermuda Subsidiary in the Texas Secretary of State;
(C)    a Pledge Agreement executed by Administaff Partnerships Inc. pledging one hundred percent (100%) of its ownership interests in the Bermuda Subsidiary to Agent to secure the Obligations and all other obligations set out in such Pledge Agreement;

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(D)    the original stock certificate for the Bermuda Subsidiary and the related stock power executed by Administaff Partnerships Inc.;
(E)    a certificate of the Secretary or Assistant Secretary of Administaff Partnerships Inc. (or another officer of Administaff Partnerships Inc. acceptable to Agent) certifying (i) resolutions of the board of directors of Administaff Partnerships Inc. which authorize the execution, delivery and performance by Administaff Partnerships Inc. of a Pledge Agreement and the other Loan Documents to which Administaff Partnerships Inc. is or is to be a party in connection herewith, and (B) the names of the officers of Administaff Partnerships Inc. authorized to sign a Pledge Agreement and each of the other Loan Documents to which Administaff Partnerships Inc. is or is to be a party as of the date of this Amendment, together with specimen signatures of such officers;
(F)    a UCC financing statement showing Administaff Partnerships Inc. as debtor, and Agent as secured party, covering the Bermuda Subsidiary; and
(G)    a UCC search showing all financing statements and other documents or instruments on file against Administaff Partnerships Inc. in the office of the Secretary of State of Delaware.
(ii)    no Event of Default or Unmatured Event of Default has occurred and is continuing.
(f)    On the Receipt Date, Borrower, Agent, and Lenders agree that:
(i)    all references to "Bermuda Subsidiary" in the Agreement shall be automatically changed to refer to "Insurance Subsidiary", without any further action by Borrower, Agent or any Lender;
(ii)    the text "(other than the Bermuda Subsidiary)" shall be deleted from the definition of "Pledged Foreign Subsidiary", without any further action by Borrower, Agent or any Lender; and
(iii)    the below defined terms shall be added to the Agreement or amended and restated, as applicable, in each case without any further action by Borrower, Agent or any Lender:
"Insurance Subsidiary" means Insperity Captive Insurance Companies Limited, a Texas corporation, formerly a Bermuda exempted company.
"Pledge Agreement" means (a) that certain Amended and Restated Pledge Agreement, dated as of the Redomestication Date, executed by Administaff Partnerships Holding, Inc., a Delaware corporation, in favor of Agent, as the same may be restated, amended, supplemented or modified from time to time and (b) any other Pledge Agreement executed by Borrower or a Domestic Subsidiary after the Closing Date in favor of Agent pursuant to Section 8.4, in substantially the form of Exhibit "G", as the same may be amended, supplemented or modified from time to time, and "Pledge Agreements" shall mean, collectively, all such agreements.

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"Redomestication Date" means the date of the redomestication of the Bermuda Subsidiary from a Bermuda exempted company to a Texas corporation.
ARTICLE VI.
Miscellaneous
Section 6.1    Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Documents including any Loan Document furnished in connection with this Amendment shall fully survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Lender or any closing shall affect the representations and warranties or the right of Agent or any Lender to rely on them.
Section 6.2    Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement, as amended hereby.
Section 6.3    Expenses; Indemnification. Borrower agrees that this Amendment is a Loan Document to which Sections 12.1 and 12.2 of the Agreement shall apply.
Section 6.4    Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid, illegal or unenforceable shall not impair or invalidate the remaining provisions hereof and the effect of such invalidity, illegality or unenforceability shall be confined to the provision held to be invalid, illegal or unenforceable.
Section 6.5    APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS AMENDMENT HAS BEEN ENTERED INTO IN HARRIS COUNTY, TEXAS AND IT SHALL BE PERFORMABLE FOR ALL PURPOSES IN HARRIS COUNTY, TEXAS.
Section 6.6    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Agent, Issuing Bank, each Lender and Borrower and their respective successors and assigns, except that (a) Borrower may not assign or transfer any of its rights or obligations hereunder without prior written consent of Agent and Lenders, and (b) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with Section 12.19 of the Agreement or as required under Section 2.21 of the Agreement.
Section 6.7    ORIGINALLY EXECUTED DOCUMENTS; COUNTERPARTS. As an express condition to Agent and Lenders entering into this Amendment and the other Loan Documents based upon Agent's receipt of fully-executed imaged copies of such Loan Documents, Borrower shall deliver to Agent original hand-written signatures (i.e., wet signatures) of Borrower and Guarantors with respect to this Amendment and any other Loan Documents signed in connection therewith on or before the date that is no later than ten (10) days from the Fifth Amendment Closing Date (or such later date as Agent may permit in its sole discretion). Notwithstanding the foregoing, Borrower, Agent and Lenders

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agree that this Amendment and the other Loan Documents may be signed and transmitted by electronic mail of a .PDF document and thereafter maintained in imaged or electronic form, and that such imaged or electronic record shall be valid and effective to bind the party so signing as a paper copy bearing such party's hand-written signature. Borrower, Agent and Lenders further agree that the signatures appearing on this Amendment and the other Loan Documents (whether in imaged or other electronic format) shall be treated, for purpose of validity, enforceability and admissibility, the same as hand-written signatures. This Amendment and the other Loan Documents may be executed in one or more counterparts, each of which shall be an original, and all of which together shall constitute a single instrument.
Section 6.8    Effect of Waiver. No consent or waiver, express or implied, by Agent or any Lender to or for any breach of or deviation from any covenant, condition or duty by Borrower shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.
Section 6.9    Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
Section 6.10    Dispute Resolution Provision. This Section contains a jury waiver and a class action waiver. This Section should be carefully read.
This dispute resolution provision shall supersede and replace any prior "Jury Waiver", "Judicial Reference", "Class Action Waiver", "Dispute Resolution" or similar alternative dispute agreement or provision between or among the parties.
(a)    JURY TRIAL WAIVER; CLASS ACTION WAIVER. AS PERMITTED BY APPLICABLE LAW, EACH OF BORROWER, EACH GUARANTOR, AGENT, AND EACH LENDER (EACH A "PARTY" AND TOGETHER THE "PARTIES") WAIVES ITS RIGHTS TO A TRIAL BEFORE A JURY IN CONNECTION WITH ANY DISPUTE (AS "DISPUTE" IS HEREINAFTER DEFINED), AND DISPUTES SHALL BE RESOLVED BY A JUDGE SITTING WITHOUT A JURY. IF PERMITTED BY APPLICABLE LAW, EACH PARTY ALSO WAIVES THE RIGHT TO LITIGATE IN COURT OR ARBITRATE ANY CLAIM OR DISPUTE AS A CLASS ACTION, EITHER AS A MEMBER OF A CLASS OR AS A REPRESENTATIVE, OR TO ACT AS A PRIVATE ATTORNEY GENERAL. A "Dispute" as used in this clause (a) shall mean any claim, dispute, or controversy arising out of or relating to this Amendment, the Agreement, or any other Loan Document or the transaction contemplated hereby or thereby (whether based on contract, tort, or any other theory).
(b)    RELIANCE. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT, OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT OR THE AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS, AGREEMENTS, AND CERTIFICATIONS IN THIS SECTION.
Section 6.11    WAIVER OF DEFENSES AND RELEASE OF CLAIMS. Each of Borrower and each Guarantor hereby (a) represents that none of Borrower, any Guarantor, or any affiliate or principal of Borrower or any Guarantor has any defenses to or setoffs against any of the Obligations set forth in clause (a) or clause (b) of the definition thereof owing by Borrower or any other Loan Party to Agent, Issuing Bank, or any Lender (the "Collective-Obligations"), nor any claims against Agent, Issuing Bank, or any Lender for any matter related to the Collective-Obligations, and (b) releases Agent, Issuing Bank, each Lender,

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and each of Agent's, Issuing Bank's, and each Lender's affiliates, officers, directors, employees and agents from all claims, causes of action, and costs, in law or equity, known or unknown, whether or not matured or contingent, existing as of the Fifth Amendment Closing Date that Borrower or any Guarantor has or may have by reason of any matter of any conceivable kind or character whatsoever, related or unrelated to the Collective-Obligations, including the subject matter of this Amendment or the Agreement. The foregoing release does not apply, however, to claims for future performance of express contractual obligations that mature after the Fifth Amendment Closing Date that are owing to Borrower or any Guarantor by Agent, Issuing Bank, any Lender, or any of Agent's, Issuing Bank's, or any Lender's affiliates. Borrower and each Guarantor acknowledges that Agent, Issuing Bank, and Lenders have been induced to enter into or continue the Collective-Obligations by, among other things, the waivers and releases in this Section.
Section 6.12    ENTIRE AGREEMENT. THIS AMENDMENT, THE AGREEMENT, THE OTHER LOAN DOCUMENTS AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT AND THE AGREEMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, THE AGREEMENT OR THE OTHER LOAN DOCUMENTS AND THE OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT AND THE AGREEMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF.
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Executed as of the date first written above.
BORROWER:
INSPERITY, INC.

By: /s/ Douglas S. Sharp
    Douglas S. Sharp
    Executive Vice President of Finance,
    Chief Financial Officer and Treasurer

SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

AGENT:

ZIONS BANCORPORATION, N.A. dba
AMEGY BANK, as Agent

By: /s/ Ryan K. Hightower
    Ryan K. Hightower
    Executive Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

LENDERS:
ZIONS BANCORPORATION, N.A. dba
AMEGY BANK
By: /s/ Ryan K. Hightower
    Ryan K. Hightower
    Executive Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A.

By: /s/ Karen S. Vivani
Name:    Karen S. Vivani
Title: Senior Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

WELLS FARGO BANK, N.A.

By: /s/ Robert Corder
Name: Robert Corder
Title: SVP

SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION

By: /s/ Andrea Kinnick
Name: Andrea Kinnick
Title: Senior Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Marty McDonald
Name: Marty McDonald
Title: Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

WOODFOREST NATIONAL BANK

By: /s/ Jeffrey Mitchell
Name: Jeffrey Mitchell
Title: Executive Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

Each of the undersigned Guarantors hereby consents and agrees to this Amendment and agrees that the Guaranty Agreement executed by Guarantors shall remain in full force and effect and shall continue to be the legal, valid and binding obligations of such Guarantor, enforceable against such Guarantor in accordance with its terms and shall evidence such Guarantor's guaranty of the Guaranteed Indebtedness (as therein defined), as renewed, extended, and increased from time to time.
In addition, each of the undersigned Guarantors agrees to be bound by Section 6.10 and Section 6.11 of this Amendment.
INSPERITY HOLDINGS, INC.

By: /s/ Douglas S. Sharp
    Douglas S. Sharp
    Executive Vice President of Finance,
    Chief Financial Officer and Treasurer

ADMINISTAFF COMPANIES, INC.

By: /s/ Douglas S. Sharp
    Douglas S. Sharp
    Executive Vice President of Finance,
    Chief Financial Officer and Treasurer

ADMINISTAFF PARTNERSHIPS HOLDING, INC.

By: /s/ Douglas S. Sharp
    Douglas S. Sharp
    Executive Vice President of Finance,
    Chief Financial Officer and Treasurer

ADMINISTAFF PARTNERSHIPS HOLDING II, INC.

By: /s/ Douglas S. Sharp
    Douglas S. Sharp
    Executive Vice President of Finance,
    Chief Financial Officer and Treasurer

ADMINISTAFF PARTNERSHIPS HOLDING III, INC.

By: /s/ Douglas S. Sharp
SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

    Douglas S. Sharp
    Executive Vice President of Finance,
    Chief Financial Officer and Treasurer

INSPERITY BUSINESS SERVICES, L.P.

By: /s/ Douglas S. Sharp
    Douglas S. Sharp
    Executive Vice President of Finance,
    Chief Financial Officer and Treasurer

INSPERITY EMPLOYMENT SCREENING, L.L.C.

By: /s/ Douglas S. Sharp
    Douglas S. Sharp
    Executive Vice President of Finance,
    Chief Financial Officer and Treasurer

INSPERITY ENTERPRISES, INC.

By: /s/ Douglas S. Sharp
    Douglas S. Sharp
    Executive Vice President of Finance,
    Chief Financial Officer and Treasurer

INSPERITY EXPENSE MANAGEMENT, INC.

By: /s/ Douglas S. Sharp
    Douglas S. Sharp
    Executive Vice President of Finance,
    Chief Financial Officer and Treasurer

INSPERITY GP, INC.

By: /s/ Douglas S. Sharp
    Douglas S. Sharp
    Executive Vice President of Finance,
    Chief Financial Officer and Treasurer

SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

INSPERITY INSURANCE SERVICES, L.L.C.

By: /s/ Douglas S. Sharp
    Douglas S. Sharp
    Executive Vice President of Finance,
    Chief Financial Officer and Treasurer

INSPERITY PAYROLL SERVICES, L.L.C.

By: /s/ Douglas S. Sharp
    Douglas S. Sharp
    Executive Vice President of Finance,
    Chief Financial Officer and Treasurer

INSPERITY PEO SERVICES, L.P.

By: /s/ Douglas S. Sharp
    Douglas S. Sharp
    Executive Vice President of Finance,
    Chief Financial Officer and Treasurer

INSPERITY RETIREMENT SERVICES, L.P.

By: /s/ Douglas S. Sharp
    Douglas S. Sharp
    Executive Vice President of Finance,
    Chief Financial Officer and Treasurer

INSPERITY SERVICES, L.P.

By: /s/ Douglas S. Sharp
    Douglas S. Sharp
    Executive Vice President of Finance,
    Chief Financial Officer and Treasurer

SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

INSPERITY SUPPORT SERVICES, L.P.

By: /s/ Douglas S. Sharp
    Douglas S. Sharp
    Executive Vice President of Finance,
    Chief Financial Officer and Treasurer
SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT